UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                October 30, 2006
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-9792                                              63-0949734
        ------                                              ----------
(Commission File Number)                       (IRS Employer Identification No.)


             32 Wilson Boulevard 100
                Addison, Alabama                                    35540
                ----------------                                    -----
    (Address of Principal Executive Offices)                      (Zip Code)

                                 (256) 747-9800
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          ----------------------------------------------

     (a) On October 30, 2006, Cavalier Homes, Inc. (the "Company") announced its financial results for the quarter ended September 30, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed "furnished" not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

     (d)  Exhibits

          Exhibit 99.1 Press Release dated October 30, 2006.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         CAVALIER HOMES, INC.
                                                             (Registrant)


Date: October 30, 2006                            By    /s/ Michael R. Murphy
                                                     ---------------------------
                                                           Michael R. Murphy
                                                     Its Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

     Exhibit      Description
     -------      -----------

     99.1         Text of Press Release dated October 30, 2006.